United States
                       Securities and Exchange Commission
                             Washington, D.C.  20549

                                  SCHEDULE  14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

Filed  by  the  Registrant [x]
Filed  by  a  party  other  than  the  Registrant [  ]

Check the appropriate box:
[x]  Preliminary  Proxy  Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to   240.14a-11(c)
     or [ ] 240.14a-12

                             RUBINCON VENTURES, INC.
                  (Name of Registrant as Specified In Its Charter)

                 ___________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)  Title of each class of securities to which transaction applies:
         _______________________________
     2)  Aggregate  number  of  securities  to  which  transaction  applies:
         _______________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         __________________________
     4)  Proposed  maximum  aggregate  value  of  transaction:  ______________
     5)  Total  fee  paid:  ___________________

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:  ________________________________
     2)     Form,  Schedule  or  Registration  Statement  No.:  ______________
     3)     Filing  Party:  __________________________________________
     4)     Date  Filed:  ___________________________________________

                             RUBINCON VENTURES, INC.
                              4761 Cove Cliff Road
                        North Vancouver, British Columbia
                                 Canada V76 1H8












To  the  Stockholders  of  Rubincon  Ventures,  Inc.:

     You are cordially invited to attend the Special Meeting (the "Meeting") of the Stockholders of Rubincon Ventures, Inc. (the "Company") which will be held on ---------, ----------, 2004, at -------a.m. (Pacific Standard Time), at The
Royal Vancouver Yacht Club, 3811 Point Grey Road, Vancouver, B.C., Canada , V6R 1B3. As used in this Proxy Statement, the terms "we," "us" and "our" also mean the Company.

     The Proxy Statement contains important information about the three (3) nominees for election as Directors and ratify the selection of auditors. The Board of Directors strongly recommends your approval of these nominations. These and other proposals were submitted for stockholder approval at our September 5, 2003 annual meeting. In connection with the annual meeting, we provided you an information statement. Unfortunately, our information did not comply with the Securities and Exchange Commission regulations. We are now seeking approval for those previous proposals in which stockholder approval is necessary. We apologize to all stockholders for this error and hope you will again vote in favor of these items of business.

     The accompanying Notice of the Annual Meeting of the Stockholders and Proxy Statement contain the matters to be considered and acted upon, and you should read the material carefully.

     We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, revoke your proxy, if you attend the meeting and choose to vote in person.


                                                  Sincerely,

[mailing  date]                              /s/  Ted  Reimchenircher

                                                    Ted  Reimchen
                                       Chief  Executive  Officer  and  President

                             RUBINCON VENTURES, INC.
                              4761 Cove Cliff Road
                        North Vancouver, British Columbia
                                 Canada V76 1H8


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON ---------, ----------, 2004

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Rubincon Ventures, Inc., a Delaware corporation (the "Company"), will be held on -------, ---------, 2004, at --------- a.m. (Pacific Standard Time), at The
Royal Vancouver Yacht Club, 3811 Point Grey Road, Vancouver, B.C., Canada, V6R 1B3, for the following purposes, all of which are more completely discussed in the accompanying Proxy Statement:

1. To elect three (3) directors to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified; and

2. Ratify the selection of Madsen & Associates, CPA's, Inc. as the Company's independent accountants.

     Only stockholders of record at the close of business on ---------, 2004, are entitled to notice of and to vote at the Special Meeting of the Stockholders.

                                   By  Order  of  the  Board  of  Directors


[mailing  date]                               /s/  Ted  Reimchen

                                                   Ted  Reimchen,
                                                CEO  and  President


YOU  ARE  CORDIALLY  INVITED  TO  ATTEND  THE SPECIAL MEETING OF STOCKHOLDERS OF
RUBINCON VENTURES, INC. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

                               PROXY STATEMENT OF
                             RUBINCON VENTURES, INC.
                              4761 Cove Cliff Road
                        North Vancouver, British Columbia
                                 Canada V76 1H8



                     INFORMATION CONCERNING THE SOLICITATION

     This Proxy Statement is furnished to the stockholders of Rubincon Ventures, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Company's Board of Directors for use at the Company's Special Meeting of the Stockholders (the "Meeting") to be held on --------, ---------, 2004, at ------ a.m. (Pacific Standard Time), at the Royal Vancouver Yacht Club, 3811 Point Grey Road, Vancouver, B.C., Canada, V6R 1B3, and at any and all adjournments thereof. Only stockholders of record on ------------, 2004, will be entitled to notice of and to vote at the Meeting. As used in this Proxy Statement, the terms "we," "us" and "our" also mean the Company.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted at the Meeting in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted "FOR" the nominees for the Board of Directors, for the ratification of the selection of Madsen & Associates, CPA's, Inc. as the Company's independent accountants, and at the proxy holder's discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by: (i) filing with the Company written notice of its revocation addressed to: Secretary, Rubincon Ventures, Inc., 4761 Cove Cliff Road, North Vancouver, British Columbia, Canada V76 1H8; (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Meeting and giving the Corporate Secretary notice of his or her intention to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to stockholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of the common stock. In addition to the solicitation of proxies by use of the mail, some of our officers, directors and employees may, without additional compensation, solicit proxies by telephone or personal interview. A copy of the Company's Form 10-KSB for the year ended January 31, 2003, including the financial statements contained therein, has preceded this proxy statement.

     This Proxy Statement and form of proxy were first mailed to stockholders on or about --------------, 2004.

                          RECORD DATE AND VOTING RIGHTS

     The Company is currently authorized to issue up to 25,000,000 shares of common stock, no par value. As of the record date, ----------, 2004, ------------------ shares of common stock were issued and outstanding. Each share of common stock shall be entitled to one (1) vote on all matters submitted for stockholder approval, including the election of directors. The record date for determination of stockholders entitled to notice of and to vote at the Meeting is ----------, 2004.

     A majority of the outstanding shares of common stock of the Company entitled to vote must be represented in person or by proxy at the Meeting to constitute a quorum for the transaction of business. Under Delaware law, abstentions and broker non-votes are counted as present for determining quorum. For the election of the directors, the nominees for director who receive the most votes will become our directors. A majority of quorum is required to approve the ratification of the selection of Madsen & Associates, CPA's, Inc. as the Company's independent accountants and all other proposals, if applicable. Abstentions are treated as a vote against the proposal and broker non-votes will not be counted either for or against any proposal to determine if a proposal is approved.


SEPTEMBER  5,  2003  ANNUAL  MEETING  AND  REASON  FOR  SPECIAL  MEETING

     On September 5, 2003, we held an annual meeting of stockholders. At the annual meeting, the following proposals were presented and approved by the Company's stockholders: (i) the election of Mr. Reimchen and Ms. Campany and Ms. Rummelhoss as directors; (ii) the approval of Anderson Anderson and Strong as independent directors for the fiscal year ending January 31, 2004; (iii) to receive the report of the independent auditors of the Company and the financial statements for the year ended January 31, 2003; and (iv) to approve the appointment of three additional directors if deemed appropriate by the existing directors. No other business was conducted at the annual meeting.

     The information statement used for the September 5, 2003 annual meeting did not comply with the proxy rules promulgated by the Securities and Exchange Commission ("Commission"). Therefore, the Company is seeking stockholder approval at this Special Meeting for Mr. Reimchen and Ms. Campany and Ms. Rummelhoss as directors and the ratification of the selection of Madsen & Associates, CPA's, Inc. as the Company's independent accountants.

     At the annual meeting, the Company sought and received stockholder approval of Anderson Anderson & Strong as independent auditors for the fiscal year ending January 31, 2004. In accordance with the requirements of the Sarbanes-Oxley Act of 2002, all accounting firms practicing before the Commission must be registered with the Public Company Accounting Oversight Board ("PCAOB"). Because Anderson Anderson & Strong has not yet registered with PCAOB, the Company was required to change auditors.

     In addition, the Company is not seeking stockholder approval for two other proposals previously approved at the annual meeting consisting of to receive the report of independent auditors of the Company for the year ended January 31, 2003 and to approve the appointment of three additional directors if deemed appropriate by the existing directors. The Company believes that the approval sought for these two prior proposals are within the power granted to the Board of Directors and therefore is not seeking re-approval for these two proposals. The Company's financial statements were filed with the Commission as part of its annual report on Form 10-KSB for the year ended January 31, 2003. Further, at this time, the Board of Directors does not intend to seek to expand the number of directors to the Board.

                                  PROPOSAL ONE

                            ELECTION  OF  DIRECTORS

GENERAL  INFORMATION

     At the Meeting, stockholders will be asked to elect Mr. Ted Reimchen and Ms. Irene Campany and Ms. Martine Rummelhoff as director to serve until the next Meeting and until their successor shall be elected and qualified. Mr. Ted Reimchen and Ms. Irene Campany and Ms. Martine Rummelhoff are the current members of the Board of Directors.

NOMINEES  FOR  DIRECTOR

     The nominees for director have consented to being named as nominees in this Proxy Statement and have agreed to serve as a director, if elected at the Meeting. In the event that any nominee is unable to serve, the persons named in the proxy have discretion to vote for other persons if such other persons are designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected shall hold office until the next Meeting or until their successors are elected and qualified.

     The following sets forth the persons nominated by the Board of Directors for election as a director and certain information with respect to that person.

               Nominee                                   Age
               -------                                   ---

               Ted  Reimchen                              63
               Irene  Campany                             62
               Martine  Rummelhoff                        46

BACKGROUND  OF  NOMINEES

     Ted Reimchen is a professional geologist with a Bachelor of Science degree in geology and botany and a Masters of Science degree in geology from the University of Alberta in Canada. He is a member of the following organizations:
Professional Engineers and Geoscientists of British Columbia; Association of Professional Engineers, Geophysicists and Geologists of Alberta; American Association of Exploration Geochemists; American Society of Wetland Scientists; For the past five years, Mr. Reimchen has been Vice-President and Director of Zarcan Minerals Inc. ("Zarcan") where he has been actively involved in Zarcan's alluvial diamond prospects in Brazil by coordinating and overseeing all facets of its exploration program. In addition, he has been responsible for the exploration of Zarcan's gold property in Iran. Mr. Reimchen became a director, Chief Executive Officer and President of Rubincon on July 8, 2002.

     Irene Campany is a motivational speaker on financial risk management, life skills and motivation with Strategic Management Consultants Inc. since 2000, which is a speakers' bureau serving Canada, United States and Austria and is also a consulting group specializing in business development, change management and customer services. Between 1992-2000, Ms. Campany was employed with Laurenian Financial Services assisting individuals and companies with their investment portfolios. She became a director of Rubincon on March 12, 2001 and was appointed Secretary and Treasurer on the same day. On October 8, 2002, the Board of Directors appointed Ms. Campany as Chief Financial Officer.

     Martine Rummelhoff was one of the founders of Norseman Plumbing in 1996 in Vancouver, British Columbia where she was responsible for quotations on work, securing future contracts for work, hiring personnel, bookkeeping and other activities. Norseman Plumbing is a company which performs installations and services of plumbing equipment; both residential and commercial. Since its formation, Norseman Plumbing has opened branch offices in Kitimat, British Columbia, San Diego and San Francisco, California. Ms. Rummelhoff holds an Associates Degree in restaurant management. Ms. Rummelhoff became a director of the Company on March 12, 2001.

     There are no family relationships among the directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEES FOR THE ELECTION OF DIRECTORS.

                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     On February 5, 2004, the Company changed independent auditors from Seller and Anderson, LLC to Madsen & Associates, CPA's, Inc. Madsen & Associates, CPA's, Inc. was appointed as the Company's independent accountants for the fiscal year ending January 31, 2004. Stockholders ratification of the selection of Madsen & Associates, CPA's Inc. as the Company's independent accountants is not required by the Company's bylaws or otherwise. However, the Directors are submitting the selection of Madsen & Associates, CPA's Inc. for stockholder ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Directors will reconsider their selection, although the Directors would not be required to select different independent public accountants for the Company. Even if the selection is ratified, the Directors, at the discretion of the Board of Directors, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feel that such a change would be in the Company's and the stockholders' best interests. Seller and Anderson, LLC audited the Company's financial statements for the fiscal years ended January 31, 2000 to 2003.

     A representative of Madsen & Associates, CPA's Inc. is not expected to be present at the Special meeting; therefore, stockholders will not have the opportunity to make statements if he or she desires to do so directly to the independent accountants.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE RATIFICATION OF THE APPOINTMENT OF MADSEN & ASSOCIATES, CPA'S INC. AS THE COMPANY'S INDEPENDENT ACOUNTANTS FOR THE FISCAL YEAR ENDING JANUARY 31, 2004.

EXECUTIVE  OFFICERS

     Set forth below is information on the executive officers of the Company:

          Name                 Age                 Position
          ----                 ---                 --------

          Ted Reimchen(1)      63     Chief Executive Officer and President

          Irene Campany(1)     62     Chief Financial Officer, Chief Accounting
                                      Officer, Secretary and Treasurer

(1) For information regarding Mr. Reimchen and Ms. Campany see "Background of Nominees," above.

The Company has no other key employees.

BOARD  OF  DIRECTORS

     The Company does not have an Audit Committee. The Board of Directors makes recommendations regarding the retention of independent auditors, reviews the scope of the annual audit undertaken by our independent auditors and the progress and results of their work, and reviews our financial statements, internal accounting and auditing procedures and corporate programs to ensure compliance with applicable laws. The Board reviews the services performed by the independent auditors and determines whether they are compatible with maintaining the independent auditor's independence. The Board has a Charter, which is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

     In fiscal 2003, the Board of Directors met one (1) times and took four (4) actions by unanimous consent. Each director attended at least 75% of the meetings of the Board of Directors.

     Due to the limited size of the Board and that the Company is still in the exploration phase, the Board of Directors does not have an Audit Committee Financial Expert.

     The Company does not have a Compensation Committee. The Board of Directors reviews and approves executive compensation policies and practices, reviews salaries and bonuses for our officers, administers the Company's Stock Option Plan and other benefit plans.

Nominations  to  the  Board  of  Directors

     Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the stockholders and personal integrity and judgment. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the mining industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

     The Board of Directors does not have a nominating committee. The Board believes given the diverse skills and experience required to grow the Company that the input of all members is important for considering the qualifications of individuals to serve as directors. The Board recommends a slate of directors for election at the annual meeting.

     In carrying out its responsibilities, the Board will consider candidates suggested by stockholders. If a stockholder wishes to formally place a candidate's name in nomination, however, he or she must do so in accordance with the provisions of the Company's Bylaws. Suggestions for candidates to be evaluated by the Board must be sent to Irene Campany, Corporate Secretary, 4761 Cove Cliff Road, North Vancouver, British Columbia, Canada V76 1H8.

BOARD'S  AUDIT  REPORT

     The Board reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent accountants. In fulfilling its oversight responsibilities, the Board has reviewed and discussed the audited financial statements with management and discussed with the independent auditors the matters required to be discussed by SAS 61. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     The Board discussed with the independent auditors, the auditors' independence from the management of the Company and received written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

     After the review a discussions mentioned above, the Board determined that the audited financial statement should be included in the Company's Annual Report on Form 10-KSB.

                                          Respectfully Submitted,
                                          Board of Directors of
                                          Rubincon Ventures, Inc.

                                          Ted Reimchen
                                          Irene Campany
                                          Martine Rummelhoff

EMPLOYMENT  AGREEMENT

     The Company has no employment agreements.

COMPENSATION  OF  DIRECTORS

     The Company does not pay fees to its directors for the performance of their duties as directors of the Company. The Company does reimburse the directors for their out-of-pocket expenses incurred in connection with attending to business on behalf of the Company. The Company will not in the future, nor has it in the past, compensated its directors for committee participation. Nevertheless, the Company realizes that its directors do contribute a service to it and has given recognition to this service by accruing $500 per month. The monthly charge is expensed with an offsetting credit to "Capital in Excess of Par Value" on the Balance Sheet.

COMPENSATION  SUMMARY

     The following table summarizes all compensation earned by or paid to our Chief Executive Officer. No officers or other employees compensation exceeded $100,000 for services rendered in all capacities for the years ended January 31, 2004, January 31, 2003 and January 31, 2002.

                           SUMMARY COMPENSATION TABLE
                           --------------------------






                                                                           Securities
    Name and                                                 Other         Underlying
Principal Position          Period             Bonus      Compensation        Option
------------------          -------           ------      ------------     -----------
                                        $         $            $
                                       ---       ---          ---

Ted Reimchen, . . . . . . .    2004     $0         -            -                -      -
President and                  2003     $0         -    -       -                -      -
Chief Executive Officer        2002     $0         -            -                -      -

Roman Kujath, . . . . . . .    2002     $0         -            -                -      -
Former President




OPTION  GRANTS  IN  2004

The following table provides information relating to stock options granted by us during the year ended January 31, 2004.





                            Percent of
              Number of        Total
              Securities      Options
              Underlying      Granted      Exercise
               Options     to Employees      Price       Expiration
Name           Granted    in Fiscal Year   Per Share        Date
------------  ----------  ---------------  ---------     ----------
Ted Reimchen      0              0%            -              -




     No options were granted to our employees during the year ended January 31, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND TEN-YEAR OPTIONS/SAR REPRICINGS

     There was no re-pricing of options for the fiscal year ended January 31, 2004.

FISCAL  YEAR  END  OPTION  VALUES

     The following table sets forth for each of our executive officers named in the Summary Compensation Table the number and value of exercisable and un-exercisable options for the year ended January 31, 2004.





                                                       NUMBER OF
                                                       SECURITIES                      VALUE OF
                                                       UNDERLYING                     UNEXERCISED
                                                       UNSECURED                     IN-THE-MONEY
                SHARES ACQUIRED                        OPTIONS AT                       OPTIONS
                      ON             VALUE          OCTOBER 31, 2003               AT OCTOBER 31, 2003
   Name            Exercise        Realized ($)   Exercisable  Un-exercisable    Exercisable   Un-exercisable
 --------       ---------------    -----------    ---------------------------    ----------------------------



Ted Reimchen            -             -                -             -                -                 -




EQUITY  COMPENSATION  PLAN  INFORMATION

     Compensation  Plan  Table

     The following table provides aggregate information as of the end of the fiscal year ended January 31, 2004 with respect to all compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance.




                                                                                              Number of securities
                          Number of securities to be                                     remaining available for future
                            issued upon exercise of        Weighted-average exercise         issuance under equity
                          outstanding options, warrants   price of outstanding options,    compensation plan (excluding)
    Plan category                  and rights                  warrants and rights        securities reflected in column
                                  (a)                                  (b)                            (a) (c)

Equity compensation plans
approved by security holders      240,000                               0                              240,000

Equity compensation plans
not approved by security
holders.                             0                                  0                                 0

Total                             240,000                               0                              240,000




     Equity  Compensation  Plans  Not  Approved  by  Security  Holders

     None.

COMPLIANCE  WITH  SECTION  16  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Based solely upon a review of Forms 3, 4 and 5 delivered to the Company as filed with the Commission, directors and officers of the Company and persons who own more than 10% of the Company's common stock timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934.

On January 2, 2004, Irene Campany and Martine Rummelhoff filed a Form 5. Ted Reimchen has not filed his Form 5 for the current year but has advised the Directors that he has had no transactions in the shares of the Company since the date of his last filing.

PRINCIPAL  STOCKHOLDERS

     The following table sets forth certain information as of February 29, 2004, with respect to the beneficial ownership of our common stock for (i) each director, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our common stock.

     The  address  for  each  listed  stockholder  unless  otherwise  listed is:
Rubincon Ventures, Inc., 4761 Cove Cliff Road, North Vancouver, British Columbia, Canada V76 1H8. To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of common stock indicated.





                                    AMOUNT OF
NAME AND ADDRESS OF                 BENEFICIAL                   PERCENTAGE
BENEFICIAL OWNER                    OWNERSHIP(1)                  OF CLASS
-------------------                 ------------                 ----------

Ted Reimchen                             -                             -
Irene Campany                        240,000(2)                       10.0%
Martine Rummelhoff                    75,000                           3.1%

Ownership of all directors
and officers as a group(3)           315,000                          13.1%



Footnotes:

(1) Beneficial Ownership is determined in accordance with rules of the Securities and Exchange Commission and generally includes voting or Investment power with respect to securities.

(2)  Included in this figure is 40,000 shares owned by Ms. Campany's husband.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The directors have made demand loans in the amount of $46,496 as at January 31, 2004 which bear no interest. These funds have been advanced to the Company on a periodic basis as required for operating expenses of the Company. Subsequent to the completion of the Company's financing, the directors will convert the Company's indebtedness to them into shares at a price identical to that offering. With the subsequent conversion of the loans made by the directors, based on the balance as at January 31, 2004 of $46,496, there would be an additional 309,973 shares issued which would be restricted. The purposes of this transaction of the conversion of debt into shares by the directors will be to eliminate the obligation of the Company to the directors and to allow the directors to increase their ownership interest in the Company. Mr. Reimchen will purchase 50,000 shares under this financing which will be restricted from trading under Rule 144.

OTHER  MATTERS
     The Board of Directors knows of no other matters that may or are likely to be presented at the Meeting. However, in such event, the persons named in the enclosed form of proxy will vote such proxy in accordance with their best judgment in such matters pursuant to discretionary authority granted in the proxy.

CHANGE  OF  COMPANY'S  CERTIFYING  ACCOUNTANTS

     On February 5, 2004, and as previously reported on Form 8-K filed on February 13, 2004, the Company dismissed Sellers & Andersen, LLC as the Company's independent accountants. Sellers & Andersen, LLC's reports on the Company's financial statements as of and for the years ended January 31, 2003, and January 31, 2002, contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to the Company's ability to continue as a going concern. The Company's Board of Directors participated in and approved the decision to change independent accountants.

     During the two fiscal years ended January 31, 2003 and January 31, 2002, and through the subsequent interim period ended February 5, 2004, to the best of the Company's knowledge, there have been no disagreements with Sellers & Andersen, LLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Sellers & Andersen, LLC would have caused them to make reference in connection with its report on the financial statements of the Company for such years. During the two fiscal years ended January 31, 2003 and January 31, 2002, and through the subsequent interim period ended February 5, 2004, Sellers & Andersen, LLC did not advise the Company on any matter set forth in Item 304 (a) (1) (iv)(B) of Regulation S-B. The Company requested that Sellers & Andersen, LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Sellers & Andersen, LLC's letter stated that it read the Company's statements and had no basis to agree or disagree with the Company's statements.

     On February 5, 2004, the Company engaged Madsen & Associates, CPA's Inc. to audit its financial statements for the year ended January 31, 2004. During the two most recent fiscal years end January 31, 2003 and January 31, 2002, and through February 5, 2004, the Company did not consult with Madsen & Associates, CPA's Inc. regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304
(a)(1)(iv)(A) of Regulation S-B or an event, as that term is defined in Item 304
(a)(1)(iv)(B)  of  Regulation  S-B.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     On February 5, 2004, the Company changed auditors to Madsen & Associates, CPA's, Inc. Seller and Anderson, LLC was the Company's independent auditors for the fiscal years ending January 31, 2002 and January 31, 2003.

     For the year ended January 31, 2003, the Company's independent accountants were Seller and Anderson LLC. Fees paid to Sellers and Anderson for the years ended January 31, 2002 and January 31, 2003 were as follows:

AUDIT  FEES

     The aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements on Form 10-KSB and the review of the financial statements included in the Company's quarterly reports on Form 10-QSB for the fiscal year ended January 31, 2002 was $2,900 and January 31, 2003 was $3,200.

AUDIT-RELATED  FEES
-------------------

     The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements for the year ended January 31, 2002 was nil and January 31, 2003 was nil.

TAX  FEES

     The aggregate fees billed for tax compliance, tax advice and tax planning rendered by our independent auditors for the fiscal year ended January 31, 2002 was $200 and January 31, 2003 was $200. The services comprising these fees include the preparation of the annual corporate income tax returns.

ALL  OTHER  FEES

     The aggregate fees billed for all other professional services rendered by the Company's independent auditors for the fiscal year ended January 31, 2002 was nil and January 31, 2003 was nil.

     The Audit Committee approved 100% of the fees paid to the principal accountant for audit-related, tax and other fees. The Audit Committee pre-approves all non-audit services to be performed by the auditor in accordance with the Audit Committee Charter. The percentage of hours expended on the principal accountant's engagement to audit the Company's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 50%.

                                 CODE OF ETHICS

     We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, controller and other persons performing similar functions. A copy of our code of ethics is attached to this document. The Company will report any amendment or wavier to the code of ethics will be filed on Form 8-K within five (5) days.

                              STOCKHOLDER PROPOSALS

     Proposals by stockholders intended to be presented at 2005 annual meeting of stockholders must be received by us not later than 120 days prior to mail date contemplated to be on -------, 2005, for consideration for possible inclusion in the proxy statement relating to that meeting. All proposals must meet the requirements of Rule 14a-8 of the Exchange Act.

     For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead intended to be presented directly at next year's annual meeting, SEC rules permit management to vote proxies in its discretion if the Company (a) receives notice of the proposal before the close of business, 45 days prior to the mail date, contemplated to be on ------, 2005 and advises stockholders in the next year's proxy statement about the nature of the matter and how management intends to vote on such matter or (b) does not receive notice of the proposal prior to the close of business on -------, 2005.

     Notices of intention to present proposal at the 2005 Annual Meeting should be address to Secretary, Rubincon Ventures, Inc., 4761 Cove Cliff Road, North Vancouver, British Columbia, Canada V76 1H8. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                             ADDITIONAL INFORMATION

     The Annual Report on Form 10-KSB for the fiscal year ended January 31, 2003, including audited financial statements, has been previously mailed to the stockholders, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material. Copies of the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended January 31, 2003 will be provided to stockholders without charge upon request. Stockholders should direct their request to:
Secretary, Rubincon Ventures, Inc., 4761 Cove Cliff Road, North Vancouver, British Columbia, Canada V76 1H8.

ALL STOCKHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. STOCKHOLDERS MAY REVOKE THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.

                                           RUBINCON VENTURES, INC.

                                           By Order of the Board of Directors

                                           /s/ Ted Reimchen

                                           Ted Reimchen
                                           Chairman and Chief Executive Officer

___________,  2004

Vancouver,  B.C.

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Ted Reimchen and Irene Campany, and each of them, as proxies with the power to appoint his or their successor, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Rubincon Ventures, Inc. (the "Company"), held of record by the undersigned on --------, 2004, at the Special Meeting of Stockholders, to be held on ---------, ----------, 2004 at ------- a.m. (PST), at The Royal
Vancouver Yacht Club, 3811 Point Grey Road, Vancouver, B.C., Canada, V6R 1B3, and at any and all adjournments thereof.

1. Election of Directors to serve until the Annual Meeting of Stockholders for the Year 2004:

       Ted Reimchen         FOR ------    WITHHOLD AUTHORITY ------
       Irene Campany        FOR ------    WITHHOLD AUTHORITY ------
       Martine Rummelhoff   FOR ------    WITHHOLD AUTHORITY ------

2. Ratify the selection of Madsen & Associates, CPA's, Inc., as the Company's independent accountants.

       FOR ----------      AGAINST -------      ABSTAIN --------

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting, including adjournment.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees and FOR Proposals Two.

     Please sign exactly as your name appears on your share certificates. When shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signatory is a corporation, please sign the full corporate name by the president or other authorized officer. If the signatory is a partnership, please sign in the partnership name by an authorized person.

Dated:  ___________________

Signed:  ________________________________________


         ------------------------------------------------------------
          Name (Print)          Name (Print) (if held jointly)

______________________________________     _____________________________________
Signature (Print)                          Signature (if held jointly)

Address:_________________________________   I will ____ attend the meeting.

City, State, Zip:  ______________________   I will not ____ attend the meeting.
                                            Number of persons to attend ____.

              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                             RUBINCON VENTURES INC.

      CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS

Rubincon Ventures Inc. (the "Company") seeks to promote ethical conduct in its financial management and reporting. As a Company that hopes to eventually seek a quotation on the Over-the-Counter Bulletin Board, it is essential that the Company's filings with the Securities and Exchange Commission are accurate, complete and understandable. Senior financial officers hold an important and elevated role in this process. This Code applies to (i) the Chief Executive Officer, the President, the Chief Financial Officer, Chief Accounting Officer and the Secretary Treasurer of the Company, and (ii) any other persons that may be designated by the Board of Directors (each, a "Senior Officer").

Each Senior Officer shall:

1. Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

2. Provide the Board of Directors with information that is accurate, complete, objective, relevant, timely and understandable.

3. Comply with laws, rules and regulations of federal, state and local governments and regulatory agencies.

4. Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing his or her independent judgment to be subordinated.

5. Respect the confidentiality of information acquired in the course of his or her work at the Company except when authorized or otherwise legally obligated to disclose. Confidential information acquired in the course of his or her work will not be used for personal advantage.

6. Share knowledge and maintain skills important and relevant to the Company's needs.

7.     Proactively  promote  ethical  behavior  within  the  Company.

8. Promote responsible use of and control over all Company assets and resources.

9. Disclose information required to be included in periodic reports filed with the Securities and Exchange Commission or required to be provided to any other governmental entity fully and airly and in an understandable manner.

Violations of this Code of Ethics may subject a Senior Officer to disciplinary action, ranging from a reprimand to dismissal and possible criminal prosecution.

Each Senior Officer shall certify each year that such Officer has not violated this Code and is not aware of any violations of the Code that have not been reported to the Board of Directors.

This Code may be amended, modified or waived by the Board of Directors, subject to the disclosure and other provisions of the Securities Exchange Act of 1934, and the rules thereunder.